Exhibit 10.32

                             MODIFICATION AGREEMENT

     This Modification Agreement is made and entered into as of the first day of January, 2001, between ILX Resorts Incorporated, an Arizona corporation ("ILX"), and SEDONA WORLDWIDE INCORPORATED, an Arizona corporation ("SWI").

                                    RECITALS

     A. SWI has borrowed the sum of Two Hundred Thousand Dollars ($200,000.00) from ILX (the "Loan") under a working capital line of credit agreed to by the parties on October 28, 1999. The Loan is evidenced by that certain Promissory Note dated July 28, 2000 executed on behalf of SWI and payable to ILX (the "Note").

     B. ILX has agreed to modify the terms of the Note on certain terms and conditions.

                                    AGREEMENT

     NOW, THEREFORE, ILX and SWI agree to amend and modify the Note as follows:

     1. The last sentence of the fourth paragraph of the Note is amended in its entirety to read as follows:

     "All outstanding principal and accrued interest shall be due and payable on December 31, 2001."

     2. SWI hereby grants to ILX a first priority security interest in all of SWI's tangible personal property, inventory and office furniture and furnishings as collateral for the repayment of the Note (the "Collateral"). SWI agrees to execute a security agreement, UCC-1 financing statements, and such other documents as ILX may request to perfect the security interest in the Collateral. The Collateral shall include, but not be limited to, the personal property listed on the attached EXHIBIT A which is incorporated herein by this reference.

     All other terms and provisions of the Note shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, ILX and ESOP have entered into this Modification Agreement on the date first written above.


                                        SEDONA WORLDWIDE INCORPORATED,
                                        an Arizona corporation


                                        By /s/ Mia A. Martori
                                           -------------------------------------
                                           Mia A. Martori, President


                                        ILX RESORTS INCORPORATED,
                                        an Arizona corporation


                                        By /s/ Nancy J. Stone
                                           -------------------------------------
                                           Nancy J. Stone, President

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
                                    EXHIBIT A

                          DESCRIPTION OF THE COLLATERAL

     (1) All personal property now owned or hereafter acquired by DEBTOR that is now or at any time hereafter situated on or intended to be situated upon, incorporated or intended to be incorporated into or used in the operation of DEBTOR's business, including, but not limited to, all improvements and fixtures, and all equipment, furniture, fixtures, inventory and other personal property owned by DEBTOR and used in connection with the operation of DEBTOR's business;

     (2) All of DEBTOR's personal property coming into the hands of or under the control of SECURED PARTY in any manner, including securities held by, deposited with, assigned or pledged to SECURED PARTY, rents assigned to SECURED PARTY, and all interest, dividends, stock rights, stock dividends, benefits and other property or rights to which DEBTOR may become entitled by virtue of the ownership thereof;

     (3) All additions, accessories and accessions to, and replacements, of the property described in the preceding paragraphs;

     (4) All proceeds of insurance covering the personal property described in the preceding paragraphs, including returned or unearned premiums becoming due on any insurance covering the personal property described in the preceding paragraphs;

     (5) All property substituted or exchanged for the personal property described in the preceding paragraphs; and

     (6) All proceeds of the personal property described in the preceding paragraphs.


                                                                 Initial /s/ mam
                                                                         -------

                                                                 Initial /s/ njs
                                                                         -------

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